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                                                                    EXHIBIT 23.2




                          INDEPENDENT AUDITORS' CONSENT




The Board of Directors
Computer Network Technology Corporation:

We consent to the use of our reports incorporated herein by reference in this Form S-8 Registration Statement.


                                                              /s/ KPMG LLP

Minneapolis, Minnesota
June 8, 2000